Exhibit 99.2

Ameri Holdings Completes Spin-Off and Tender Offer

Changes Name to Enveric Biosciences and Begins Trading on the Nasdaq Under the Symbol “ENVB”

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Company simultaneously effected a 1-for-4 reverse stock split

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NAPLES, FL – December 31, 2020 – Enveric Biosciences, Inc. (NASDAQ: ENVB) (“Enveric” or the “Company”), formerly AMERI Holdings, Inc. (NASDAQ: AMRH), a patient-centric biotechnology company endeavoring to enhance the lives of those who are adversely affected by the side effects of Cancer Treatments, announced the completion of the previously announced spin-off of the IT services business of the Company and the tender offer, whereby the Company purchased all of the outstanding common shares of Jay Pharma Inc. (“Jay Pharma”) in exchange for shares of Company common stock, or if applicable, shares of Company preferred stock., and Jay Pharma became a wholly-owned subsidiary of the Company.

The Company has also completed its name change from AMERI Holdings, Inc. to Enveric Biosciences, Inc., and has effected a 1-for-4 reverse split of its common stock, effective as of 4:02 pm Eastern Time, December 30, 2020. Enveric will commence trading on the Nasdaq Capital Market at the opening of trading this morning, December 31, 2020, under its new ticker symbol “ENVB” on a post-reverse-stock-split basis (CUSIP No. 29405E 109).

“We are thrilled to complete this transaction and commence trading on the Nasdaq as Enveric Biosciences under the ticker symbol “ENVB.” Today marks the beginning of our journey as a publicly traded company, enhancing the visibility of our business to the investment community. The support of existing and new investors will enable us to continue our dedicated work of developing innovative treatments focused on the unmet need for supportive care of cancer patients by adding life to patients’ years, not just years to their lives,” said David Johnson, Chairman and CEO at Enveric Biosciences.

Palladium Capital Group, LLC acted as financial advisor to the parties in connection with the above transactions.

Additional information regarding the foregoing transactions and the reverse stock split, which were approved at the special meeting of Company stockholders held on December 29, 2020, can be found in the Company’s definitive proxy/prospectus and other relevant documents filed with the Securities and Exchange Commission (“SEC”) at the SEC’s website at www.sec.gov.

Copies of the documents filed by the Company with the SEC are available free of charge on the Company’s website at www.enveric.com or by contacting Company Investor Relations.

About Enveric Biosciences

Enveric Biosciences is a patient-centric biotechnology company endeavoring to enhance the lives of those who are adversely affected by the side effects of Cancer Treatments. Enveric has set out with the goal of rigorously testing natural compounds, starting with cannabinoids, to provide patients and clinicians with novel prescription medicines to serve these unmet medical needs.

For more information, please visit https://www.enveric.com/.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements and forward-looking information within the meaning of applicable securities laws. These statements relate to future events or future performance. All statements other than statements of historical fact may be forward-looking statements or information. Generally, forward-looking statements and information may be identified by the use of forward-looking terminology such as “plans”, “ expects” or “does not expect”, “proposed”, “is expected”, “budgets”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases, or by the use of words or phrases which state that certain actions, events or results may, could, would, or might occur or be achieved. Forward-looking statements consist of statements that are not purely historical, including any statements regarding beliefs, plans, expectations or intentions regarding the future. Readers are cautioned not to place undue reliance on forward-looking statements, as there can be no assurance that the Amalgamation will be consummated or that the parties other plans, intentions or expectations upon which they are based will occur. By their nature, forward-looking statements involve numerous assumptions, known and unknown risks and uncertainties, both general and specific that contribute to the possibility that the predictions, estimates, forecasts, projections and other forward-looking statements will not occur.

The forward-looking statements contained in this press release are made as of the date of this press release. Except as required by law, the Company disclaims any intention and assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Additionally, the Company undertakes no obligation to comment on the expectations of, or statements made by, third parties in respect of the matters discussed above.

Investor Contacts

Valter Pinto / Allison Soss

KCSA Strategic Communications

212.896.1254 / 212.896.1267

EnvericBio@kcsa.com

Media Contacts

Caitlin Kasunich / Raquel Cona

KCSA Strategic Communications

212.896.1241 / 516.779.2630

EnvericBio@kcsa.com